UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):	April 25, 2019

Evans Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)
New York	0-18539	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grimsby Drive, Hamburg, NY		14075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(716) 926-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2019, the Company’s shareholders approved the AMENDED AND RESTATED 2019 LONG TERM EQUITY INCENTIVE PLAN to promote the long-term financial success of Evans Bancorp, Inc., and its subsidiaries, including Evans Bank, N.A., by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s shareholders.  A description of the material terms of the PLAN is contained in the Company’s definitive proxy statement for the 2019 Annual Meeting and additional definitive proxy soliciting materials filed with the SEC.

The foregoing description of the AMENDED AND RESTATED 2019 LONG TERM EQUITY INCENTIVE PLAN is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, of this Current Report, which is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2019 Annual Meeting, held on April 25, 2019, shareholders approved the following Board of Director’s proposals:

Proposal I – the election of David J. Nasca,  David R. Pfalzgraf, Jr.,  Thomas H. Waring, Jr., and Lee C. Wortham as directors for a term of three years.

Proposal II  – approval of the Evans Bancorp, Inc. AMENDED AND RESTATED 2019 LONG-TERM EQUITY INCENTIVE PLAN.

Proposal III – approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

Proposal IV – approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation to be every year.

Proposal V - the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The following table reflects the tabulation of votes with respect to the matters voted on at the 2019 Annual Meeting:

Proposal I: Election of Directors

David J. Nasca

FOR: 3,375,310

WITHHELD: 47,918

BROKER NON-VOTES: 622,104

David R. Pfalzgraf, Jr.

FOR: 3,372,893

WITHHELD: 50,336

BROKER NON-VOTES: 622,104

Thomas H. Waring, Jr.

FOR: 3,380,237

WITHHELD: 42,992

BROKER NON-VOTES: 622,104

Lee C. Wortham

FOR: 3,387,830

WITHHELD: 35,399

BROKER NON-VOTES: 622,104

Proposal II: The proposal to approve the Evans Bancorp, Inc. AMENDED AND RESTATED 2019 LONG-TERM EQUITY INCENTIVE PLAN.

FOR: 2,616,800

AGAINST: 735,869

ABSTAIN: 70,560

BROKER NON-VOTES: 622,104

Proposal III: The proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers:

FOR: 3,161,342

AGAINST: 125,922

ABSTAIN: 135,965

BROKER NON-VOTES: 622,104

Proposal IV: The proposal to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation to be every year.

1 YEAR: 3,010,361

2 YEARS: 42,597

3 YEARS: 182,776

ABSTAIN 187,495

BROKER NON-VOTES: 622,104

Proposal V: Ratification of the appointment of KPMG LLP as Evans Bancorp, Inc.’s independent registered public accounting firm for fiscal year 2019:

FOR: 3,886,978

AGAINST: 57,789

ABSTAIN: 100,566

The following directors also continued their terms in office following the 2019 Annual Meeting:

Michael A. Battle

James E. Biddle, Jr.

Jody L. Lomeo

Robert G. Miller, Jr.

Kimberley Minkel

Christina Orsi

Michael J. Rogers

Oliver H. Sommer

Nora B. Sullivan

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

   Exhibit No. Exhibit Description

   10.1 Evans Bancorp, Inc. Amended and Restated 2019 Long-Term Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

April 26, 2019	Evans Bancorp, Inc.
By: /s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer